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                                                                   EXHIBIT 10.21

                                November 1, 1999





Tenneco Inc.
1275 King Street
Greenwich, CT 06831-2946

Tenneco Packaging Inc.
1900 West Field Court
Lake Forest, IL 60045

Ladies and Gentlemen:

         Please refer to (i) the letter agreement dated as of September 10, 1999 (the "Commitment Letter") among Tenneco Inc. ("Tenneco"), Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS") relating to a $1,500,000,000 Term Loan Facility, (ii) the Fee letter (as defined in the Commitment Letter) and (iii) the letter dated September 8, 1999 (the "Engagement Letter") between Tenneco and BAS regarding the exclusive engagement of BAS to act as sole lead initial purchaser or underwriter and sole book-running lead manager in connection with certain debt securities to be issued by Tenneco Packaging Inc ("Tenneco Packaging").

         Tenneco, Bank of America and BAS hereby agree that the second full paragraph on page 2 of the Commitment Letter is amended by (a) deleting the number "sixty" in the third line thereof and substituting the number "90", (b) deleting "five business" in the fifth line thereof and substituting the number "30", (c) deleting the number "90" in the fourteenth line thereof and substituting the number "120", and (d) adding the following sentence at the end of the paragraph: "The agreements in this paragraph shall survive the initial closing of the Term Loan Facility".


         Tenneco, Bank of America and BAS hereby agree that the description of the fees set forth on the first page of the Fee Letter is amended in its entirety to read as follows:

         "STRUCTURING FEE. You will pay, or will cause Tenneco Packaging to pay, Bank of America a structuring fee of $2,000,000 upon acceptance of the Commitment Letter.

         ARRANGEMENT FEE. If Tenneco Packaging borrows under the Term Loan Facility, you will pay, or will cause Tenneco Packaging to pay, Bank of America, for its own account, an arrangement fee in an amount equal to 0.8% of the amount funded under the Term Loan Facility (it being understood that the structuring fee referred to above shall be






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         credited against such arrangement fee). Such fee shall be for arranging the Term Loan Facility and shall be payable on the date of funding of the Term Loan Facility.

         UPFRONT FEE. If Tenneco Packaging borrows under the Term Loan Facility, you will pay, or will cause Tenneco Packaging to pay, Bank of America, for its own account, an upfront fee on the funding date in an amount equal to 0.2% of the amount funded under the Term Loan Facility. Such Fee shall be for funding the Term Loan Facility and shall be payable on the date of funding of the Term Loan Facility.

         SYNDICATION FEE. If Bank of America elects to syndicate the Term Loan Facility, you will pay, or will cause Tenneco Packaging to pay, concurrently with the funding of the syndication of the Term Loan Facility, a participation fee to each of the Lenders which will be determined by Bank of America based on then-current market conditions, calculated based on each Lender's commitment and payable on each Lender's final allocation of the Term Loan Facility.

         ADMINISTRATIVE AGENCY FEE. Tenneco Packaging will pay an annual administrative agency fee to Bank of America, for its own account as Administrative Agent for the Lenders under the Term Loan Facility, in an amount and at times to be determined by Bank of America, in consultation with you, at the time of syndication."

         Tenneco and BAS hereby agree that the Engagement Letter is amended by
(a) deleting the last sentence of the second paragraph on the first page thereof and substituting the following therefor:

         "Such engagement will begin on the date of the Spinoff."

; and (b) deleting the last two sentences on the first page thereof and substituting the following therefor:

         "The total gross commission or discount will be a percentage of the aggregate principal amount of the Securities issued. Assuming that the Securities have a bullet maturity of 10 years, such percentage will be
         (i) 0.65% if the Securities are rated at least Baa3 by Moody's and at least BBB- by Standard & Poor's; (ii) 0.875% if the Securities are rated at least Baa3 by Moody's and at least BB+ by Standard & Poor's or at least Ba1 by Moody's and at least BBB- by Standard & Poor's (and, in each case, if clause (i) is not applicable); and (iii) 1.65% if the Securities are rated at least Ba1 by Moody's and at least






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         BB+ by Standard & Poor's and clauses (i) and (ii) are not applicable;
         and (iv) 2.125% if clauses (i), (ii) and (iii) are not applicable. If the Securities have a different maturity, the percentage will be adjusted based on current market practice at the time of the offering for securities of such maturity."

         The parties hereto agree that, effective at the time of the Spin-Off (as defined in the Commitment Letter), (a) Tenneco Packaging shall assume all obligations of Tenneco under the Commitment Letter, the Fee Letter, the Engagement Letter and the letter agreement dated July 21, 1999 among Tenneco, Bank of America and BAS relating to $1,000,000,000 of Senior Credit Facilities and a $175,000,000 Lease Facility and the fee letter related thereto (collectively the "July 21 Letters") and (b) Tenneco shall be released from all of its obligations under the Commitment Letter, the Fee Letter, the Engagement Letter and the July 21 Letters.

         Please evidence your agreement to the foregoing by signing and returning a counterpart of this letter agreement.

                                Very truly yours,






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November 1, 1999
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                                  BANK OF AMERICA, N.A.


                                  By:
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                                  Title:
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                                  BANC OF AMERICA SECURITIES LLC


                                  By:
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                                  Title:
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Accepted and Agreed:

TENNECO INC.


By:
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Title:
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TENNECO PACKAGING INC.


By:
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Title:
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